- ------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 April 24, 1996




                        IMC Home Equity Loan Trust 1996-2
                (prepared on its behalf by ContiSecurities Asset
                                 Funding Corp.)
             (Exact name of registrant as specified in its charter)


            New York                    33-99340          Application Pending
- -----------------------------          -----------        -------------------
(State or Other Jurisdiction)          (Commission          (I.R.S. Employer
         of Incorporation)             File Number)        Identification No.)


 c/o Chemical Bank, as Trustee
450 West 33rd Street, 15th Floor
      New York, New York                                       10001
- --------------------------------                             ----------
    (Address of Principal                                    (Zip Code)
     Executive Offices)


        Registrant's telephone number, including area code (202) 946-8600


                                    No Change

                   (Former name or former address, if changed since last report) Total number of sequentially numbered pages __________ Exhibit index located on sequentially numbered page __________

Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

         ContiSecurities Asset Funding Corp. registered issuances of up to $3,500,000,000 principal amount of Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 33-99340) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, IMC Home Equity Loan Trust 1996-2 (the "Registrant" or the "Trust") issued $200,000,000 in aggregate principal amount of its Home Equity Loan Pass-Through Certificates, Series 1996-2 (the "Certificates"), on April 24, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

          The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of April 1, 1996, among ContiSecurities Asset Funding Corp. (the "Depositor"), Industry Mortgage Company, L.P., as seller and servicer (the "Servicer") and Chemical Bank, in its capacity as trustee (the "Trustee"). The Certificates consist of the following classes: the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8 Certificates (the "Class A Certificates"), the Class S-I Certificates (the "Class S-I Certificates") and the Class R Certificates (the "Class R Certificates" and, together with the Class A Certificates and the Class S-I Certificates, the "Certificates"). Only the Class A Certificates were offered pursuant to the Registration Statement. The Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

         The assets of the Trust initially include a pool of closed-end home equity loans (the "Home Equity Loans") secured by mortgages or deeds of trust primarily on one-to-four family residential properties. Interest distributions on the Class A Certificates are based on the Certificate Principal Balance thereof and the applicable Pass-Through Rate thereof. The Pass- Through Rates for the Class A Certificates are as follows: Class A-1, 6.61%; Class A-2, 6.78%; Class A-3, 6.98%; Class A-4, 7.10%, Class A-5, 7.34%, Class A-6, 7.75%, Class
A-7, 7.95% and Class A-8 at a variable rate equal to the lesser of (i) 13.26% per annum and (ii) the weighted average of the Remittance Rate (as defined in the Prospectus Supplement) of the Home Equity Loans in Group II. The Class A Certificates have initial aggregate principal amounts as follows: Class A-1, $62,442,000; Class A-2, $28,489,000; Class A-3, $26,630,000; Class A-4,
$10,730,000;   Class  A-5,  $24,786,000;  Class  A-6,  $15,882,000;  Class  A-7,
$16,041,000 and Class A-8, $15,000,000.

         As of the Closing Date, the Home Equity Loans possessed the characteristics described in the Prospectus dated April 17, 1996 and the Prospectus Supplement dated April 17, 1996 filed pursuant to Rule 424(b)(5) of the Act on April 22, 1996.

         On April 30, 1996, the Trust acquired $19,733,627.91 of Subsequent Home Equity Loans pursuant to the terms of the Pooling and Servicing Agreement and the Subsequent Transfer Agreement attached hereto as Exhibit 10.1 among the Depositor, the Servicer and the Trustee dated as of April 30, 1996. The Subsequent Home Equity Loans possess the characteristics required by the Prospectus dated April 17, 1996 and the Prospectus Supplement dated April 17, 1996 filed pursuant to Rule 424(b)(5) of the Securities Act of 1933 on April 22, 1996.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)               Not applicable

(b)               Not applicable

(c)               Exhibits:

               4.1 Pooling and Servicing Agreement dated as of April 1, 1996, between ContiSecurities Asset Funding Corp. as Depositor, Industry Mortgage Company L.P. as Seller and Servicer and Chemical Bank as Trustee.

               10.1        Subsequent  Transfer  Agreement dated as of April 30,
                           1996  among   ContiSecurities  Asset  Funding  Corp.,
                           Industry Mortgage Company and Chemical Bank.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CONTISECURITIES ASSET FUNDING CORP., as
                                    Depositor


                                            By:      /s/ James E. Moore
                                                     Name: James E. Moore
                                                     Title:  President

                                            By:     /s/ Jerome M. Perelson
                                                     Name:  Jerome M. Perelson
                                                     Title:  Vice President



Dated:  May 9, 1996

                                  EXHIBIT INDEX


Exhibit No.             Description                                     Page No.
        4.1             Pooling and Servicing Agreement dated as of April 1,
                        1996, between ContiSecurities Asset Funding Corp. as
                        Depositor, Industry Mortgage Company L.P. as Seller and Servicer and Chemical Bank as Trustee.
       10.1             Subsequent Transfer Agreement dated as of April 30,
                        1996 among ContiSecurities Asset Funding Corp.,
                        Industry Mortgage Company and Chemical Bank.